UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2012

Date of reporting period:	December 1, 2011 — May 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PHYIX

Putnam High Yield Advantage Fund

Semiannual report 5|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Semiannual report
5 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The price of bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide continue to be buffeted by headwinds out of Europe and evidence of a slowing global economy. The coming election in the United States has added to uncertainty around important economic issues at the federal and state levels. It is prudent to expect this volatility to stay with us as policymakers around the world work out solutions to debt issues and pave the way to sustained economic growth.

Long-term investors should also understand that Putnam’s experienced investment team is trained to uncover opportunities in precisely this type of environment, while actively seeking to guard against downside risk. As always, it is wise to rely on the expertise and insights of your financial advisor, someone who can help you maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the six months ended May 31, 2012?

Thanks to positive corporate fundamentals, robust demand from investors seeking income, and low default rates that, in our view, are unlikely to significantly rise in the near term, high-yield bonds led most fixed-income market sectors for the period. High-yield bonds also outperformed the broad equity market, as measured by the S&P 500 Index.

Shortly before the period began, following several months of significant volatility, improving U.S. economic data encouraged investors to shift from a risk-averse posture to one that was more welcoming of market risk. In December, investor sentiment received a further boost when the European Central Bank introduced its Long-Term Refinancing Operation [LTRO]. LTRO provided much-needed stability to global credit markets by substantially improving liquidity and reducing short-term funding risk for European banks. Fueled by these developments, high-yield bonds rallied strongly from December through February.

During the period’s second half, disappointing U.S. economic data, concern about slowing global economic growth, and renewed fear about the eurozone debt crisis prompted investors to reduce risk and shift back toward more-defensive asset classes and market sectors. As a result, after posting moderately positive returns in March and April, high-yield

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

bonds, as well as other riskier asset categories, sold off in May.

Against this backdrop, the fund slightly underperformed its benchmark, but outpaced the average return of its Lipper peer group.

What factors influenced the fund’s relative performance?

At the sector/industry level, overweighting telecommunications, gaming and leisure, and cable/satellite aided the fund’s results versus the index. Conversely, adverse security selection in utilities hampered relative performance, as did holding lighter-than-benchmark stakes in paper/packaging and health care.

From a credit-quality standpoint, modestly overweighting CCC-rated securities helped the fund’s relative performance, as they outperformed BB- and B-rated bonds. Underweighting BB-rated and “crossover” securities provided a further boost to results, because bonds in these ratings tiers lagged the index. Crossover bonds are those that straddle the gap between investment grade and high yield, often receiving an investment-grade rating from one rating agency and a below-investment-grade rating from another.

Which holdings helped versus the index?

Wireless carrier Sprint Nextel was the top individual contributor, as the company posted better-than-expected first-quarter 2012 results on stronger wireless margins resulting from lower expenses and reduced roaming costs. In addition, the firm added more than one million subscribers to its network.

Credit qualities are shown as a percentage of net assets as of 5/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net-cash category. Cash is also shown in the net-cash category. The fund itself has not been rated by an independent rating agency.

Hospitality and gaming company MTR Gaming Group also contributed to performance. MTR’s securities received a boost when the Ohio Gaming Commission licensed the firm to operate video lottery terminals at its Scioto Downs racetrack in Columbus, Ohio, which opened on June 1, 2012.

Our position in automotive finance provider Ally Financial also proved beneficial, as investors became more confident in the firm’s ability to extricate itself from mortgage liabilities at its ResCap subsidiary.

Which investments weren’t as productive?

Dallas-based utility Energy Future Holdings detracted from relative performance due to declining natural gas prices and investor concern about the company’s liquidity position. The firm initiated a series of asset sales in an effort to reduce debt and shore up its liquidity.

NII Holdings, which provides mobile communications for business customers in Latin America under the Nextel brand, was a disappointment. The firm missed revenue and earnings expectations due to lower-than-forecast average revenue per user and margin pressure from its expansion and rebranding initiative. NII also indicated that it expects earnings and net subscriber additions to be

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/12. Short-term holdings are excluded. Holdings will vary over time.

markedly lower compared with the same period last year.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market by looking at three key factors: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of now, we are neutral on all three.

Looking first at fundamentals, it seems likely that global economic growth is slowing, as evidenced by recent data in the United States and China. Corporate earnings for the first quarter of 2012 were generally strong, although the trend there also appears weaker. Housing starts and automotive sales suggest that the U.S. economy may continue to produce positive, albeit slowing, growth.

The yield advantage high-yield bonds offered versus Treasuries modestly compressed during the period, but remained at a healthy level of 720 basis points at period-end. [A basis point is 1/100 of one percent.] Despite the fact that we believe high-yield defaults are likely to remain low, reducing risk within the asset class, we believe the current level of yield spreads is justified, given global macroeconomic risks. All told, barring another extreme financial crisis, we believe high-yield bond valuations are still attractive.

As for market technicals, while overall demand for high-yield bonds remains intact, retail fund flows recently turned negative, particularly among exchange-traded funds [ETFs], reversing the strong inflows that occurred during the fourth quarter of 2011 and

Credit qualities are shown as a percentage of net assets as of 5/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net-cash category. Cash is also shown in the net-cash category. The fund itself has not been rated by an independent rating agency.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

the first quarter of 2012. New issuance has cooled, with most new issues resulting from refinancing, as corporations sought to lock in attractive long-term rates.

High-yield market liquidity, or ease of trading, has diminished, partly due to new regulations designed to limit risk in financial institutions. These regulatory changes have made broker/dealers more reluctant to commit risk capital to support bond inventories at the same level as in the past. As market makers have drawn down their inventories of corporate bonds, marketplace liquidity has declined.

Given this outlook, how have you positioned the fund?

The amount of refinancing that has occurred during the past two years has extended the maturity profile of many high-yield issuers, which helps reduce their current debt load. As a result, we believe the prospects for the default rate to remain below the historical average for some time are quite good. That said, given the continuing uncertainty surrounding potential macroeconomic, U.S. fiscal policy, and geopolitical developments, we have modestly reduced the fund’s overall market risk by, among other measures, moderately increasing cash. Holding a cash cushion may also help the fund should marketplace liquidity remain constrained.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

Risk-averse investors around the world are stampeding into government bonds, driving yields to record lows. In the United States, the rate on a 10-year U.S. Treasury note recently dipped to levels not seen since 1945. Several factors have driven the prices of U.S. Treasuries higher and their yields lower, including concerns about a U.S. economic slowdown, Europe’s dire economic situation, and the decelerating economies of China and India. In early June, the 10-year Treasury note yield fell to 1.54%, below the prior low of 1.55%, which was reached just after World War II. At the time, the U.S. government had instituted price controls, and interest rates were kept artificially low to foster financial stability. In several developed economies around the globe, 10-year government bond yields are well below those in the United States.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.67%	7.50%	6.77%	6.77%	6.86%	6.86%	7.38%	7.24%	7.41%	7.84%

10 years	128.06	118.75	111.43	111.43	111.37	111.37	122.65	115.41	122.76	134.22
Annual average	8.59	8.14	7.77	7.77	7.77	7.77	8.33	7.98	8.34	8.88

5 years	35.08	29.61	30.25	28.43	30.21	30.21	33.58	29.33	33.70	36.72
Annual average	6.20	5.32	5.43	5.13	5.42	5.42	5.96	5.28	5.98	6.46

3 years	49.94	44.02	46.54	43.54	46.51	46.51	48.69	43.97	48.69	50.96
Annual average	14.46	12.93	13.58	12.80	13.58	13.58	14.14	12.92	14.14	14.72

1 year	2.87	–1.18	2.19	–2.59	2.06	1.10	2.66	–0.76	2.66	3.14

6 months	7.85	3.61	7.44	2.44	7.46	6.46	7.74	4.21	7.74	7.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 5/31/12

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	7.07%

10 years	146.39%	106.93
Annual average	9.44	7.37

5 years	46.19	29.53
Annual average	7.89	5.12

3 years	63.90	51.02
Annual average	17.90	14.69

1 year	5.61	2.07

6 months	8.07	7.02

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/12, there were 515, 503, 434, 371, 247, and 24 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.217		$0.197	$0.197	$0.211		$0.211	$0.223

Capital gains	—		—	—	—		—	—

Total	$0.217		$0.197	$0.197	$0.211		$0.211	$0.223

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/11	$5.62	$5.85	$5.52	$5.50	$5.62	$5.81	$5.62	$5.81

5/31/12	5.84	6.08	5.73	5.71	5.84	6.04	5.84	6.04

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	6.37%	6.12%	5.65%	5.88%	6.16%	5.96%	6.16%	6.36%

Current 30-day SEC yield [2]	N/A	6.51	6.01	6.02	N/A	6.30	6.52	7.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.73%	7.56%	6.83%	6.83%	6.92%	6.92%	7.44%	7.30%	7.47%	7.91%

10 years	145.08	135.33	126.98	126.98	127.62	127.62	139.24	131.41	139.61	151.78
Annual average	9.38	8.94	8.54	8.54	8.57	8.57	9.11	8.75	9.13	9.67

5 years	40.21	34.63	35.28	33.39	35.22	35.22	38.65	34.15	38.79	41.99
Annual average	6.99	6.13	6.23	5.93	6.22	6.22	6.75	6.05	6.78	7.26

3 years	48.33	42.34	45.24	42.24	45.21	45.21	47.40	42.54	47.40	49.59
Annual average	14.05	12.49	13.25	12.46	13.24	13.24	13.81	12.54	13.81	14.37

1 year	6.30	2.05	5.49	0.55	5.52	4.54	5.91	2.50	6.09	6.48

6 months	7.22	2.90	6.80	1.80	6.81	5.81	7.11	3.67	7.11	7.43

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/11	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for the six-month period
ended 5/31/12	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2011, to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.46	$9.33	$9.34	$6.75	$6.75	$4.16

Ending value (after expenses)	$1,078.50	$1,074.40	$1,074.60	$1,077.40	$1,077.40	$1,078.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2012, use the following calculation method. To find the value of your investment on December 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.30	$9.07	$9.07	$6.56	$6.56	$4.04

Ending value (after expenses)	$1,019.75	$1,016.00	$1,016.00	$1,018.50	$1,018.50	$1,021.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2012, Putnam employees had approximately $326,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/12 (Unaudited)

CORPORATE BONDS AND NOTES (87.4%)*	Principal amount		Value

Advertising and marketing services (0.4%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$1,430,000	$1,208,350

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		1,385,000	1,170,325

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		560,000	602,000

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		640,000	644,000

			3,624,675
Automotive (2.4%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		2,020,000	2,025,050

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		3,055,000	3,868,393

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		3,340,000	3,790,900

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		615,000	700,060

Navistar International Corp. sr. notes 8 1/4s, 2021		3,099,000	3,253,950

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)		1,325,000	1,397,875

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Germany)		565,000	584,775

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,000,000	1,270,900

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,080,000	1,236,600

UR Merger Sub. Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		2,235,000	2,464,087

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018		460,000	468,050

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022		685,000	700,413

			21,761,053
Basic materials (6.6%)
Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	280,000	372,297

Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017		$250,000	218,438

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		2,730,000	2,716,350

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		710,000	750,825

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		1,895,000	1,975,537

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		655,000	600,963

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.474s, 2013 (Netherlands)		590,000	531,000

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		1,515,000	1,617,262

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		630,000	644,175

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		1,735,000	1,726,325

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec notes 6 3/8s, 2016 (Australia)		860,000	840,650

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		$1,180,000	$1,218,350

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		690,000	690,863

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,020,000	1,982,521

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		920,000	883,795

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		400,000	349,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,180,000	1,174,100

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.967s, 2014		610,000	550,525

Hexion U.S. Finance Corp./Hexion Nove Scotia Finance, ULC
144A company guaranty sr. notes 6 5/8s, 2020		570,000	577,125

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		1,165,000	1,304,800

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		2,010,000	2,241,150

INEOS Finance PLC sr. notes company guaranty Ser. REGS,
9 1/4s, 2015 (United Kingdom)	EUR	100,000	130,426

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$1,310,000	1,375,500

INEOS Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)		830,000	852,825

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		375,000	371,250

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	1,250,000	1,324,121

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$1,810,000	1,882,400

Louisiana-Pacific Corp. 144A sr. unsec. notes 7 1/2s, 2020		805,000	821,100

LyondellBasell Industries NV 144A company
guaranty sr. notes 6s, 2021 (Netherlands)		2,790,000	2,985,300

LyondellBasell Industries NV 144A sr. unsec. notes 5 3/4s,
2024 (Netherlands)		1,915,000	1,962,875

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019
(Netherlands)		3,455,000	3,515,463

Momentive Performance Materials, Inc. company
guaranty notes 9 1/2s, 2021	EUR	465,000	421,288

Momentive Performance Materials, Inc. notes 9s, 2021		$1,035,000	781,425

Momentive Performance Materials, Inc. 144A company
guaranty sr. notes 10s, 2020		465,000	463,838

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		920,000	967,443

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,625,000	1,718,437

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		1,600,000	1,572,000

Novelis, Inc. sr. unsec. notes company guaranty 8 3/8s,
2017 (Canada)		25,000	26,375

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Basic materials cont.
Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † F		$1,905,000	$2

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	405,000	534,926

Resolute Forest Products company
guaranty sr. notes 10 1/4s, 2018 (Canada)		$605,000	685,163

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		635,000	698,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec notes 10s, 2020		375,000	378,750

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		1,858,000	2,195,543

Smurfit Kappa Acquisition company
guaranty sr. bonds 7 1/4s, 2017 (Ireland)	EUR	100,000	128,957

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$1,147,000	1,158,470

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		515,000	511,138

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		560,000	630,000

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		2,470,000	2,889,900

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		80,000	81,000

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		1,835,000	1,894,638

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		1,415,000	1,439,763

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		1,530,000	1,606,500

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		945,000	335,475

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		150,000	114,000

			59,420,842
Broadcasting (2.2%)
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		805,000	692,300

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		775,000	503,750

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014		705,000	602,775

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017		275,000	294,250

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		1,450,000	1,558,750

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. sub. notes 7 5/8s, 2020		1,150,000	1,092,500

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		1,645,000	1,496,950

DISH DBS Corp. company guaranty 7 1/8s, 2016		155,000	165,850

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,820,000	2,024,750

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		2,060,000	2,126,950

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019		1,590,000	1,717,200

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		1,740,000	1,792,200

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Broadcasting cont.
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017		$1,350,000	$1,410,750

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		930,000	897,450

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		435,000	444,788

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		1,030,000	1,156,175

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		1,580,000	1,690,600

			19,667,988
Building materials (1.6%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020		1,360,000	1,445,000

Building Materials Corp. 144A sr. notes 7s, 2020		640,000	672,000

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		1,150,000	1,187,375

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		530,000	541,925

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		2,135,000	2,412,550

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)		1,915,000	1,948,512

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018		1,675,000	1,767,125

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		415,000	402,550

Owens Corning company guaranty sr. unsec. notes 9s, 2019		2,925,000	3,568,500

			13,945,537
Cable television (2.4%)
AMC Networks, Inc. 144A company guaranty sr. unsec
notes 7 3/4s, 2021		415,000	460,650

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		1,190,000	1,210,825

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		2,350,000	2,567,375

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		470,000	489,975

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		1,375,000	1,474,687

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		785,000	802,663

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020		975,000	1,046,906

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		1,050,000	1,074,938

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,190,000	1,246,525

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		3,375,000	3,556,405

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021		950,000	961,875

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		115,000	118,163

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		775,000	838,937

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 7 1/4s, 2022		810,000	812,025

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	995,000	1,013,304

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Cable television cont.
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 7 1/2s, 2019 (Germany)		$735,000	$775,436

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	340,000	352,930

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)		$1,710,000	1,667,250

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		406,000	449,645

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 5 1/4s, 2022 (United Kingdom)		600,000	596,315

			21,516,829
Capital goods (6.0%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		2,420,000	2,583,350

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		2,275,000	2,411,500

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		755,000	779,538

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		545,000	600,863

ARD Finance SA sr. Ser. REGS, 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	211,125	224,811

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		$445,049	418,346

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	710,000	904,156

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	480,000	611,261

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)		$200,000	213,000

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		455,000	459,550

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		410,000	449,975

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		525,000	534,188

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,295,000	1,327,375

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		705,000	733,200

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		630,000	644,175

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		755,000	827,669

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		920,000	894,700

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		2,100,000	2,241,750

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	370,000	488,858

Exide Technologies sr. notes 8 5/8s, 2018		$1,135,000	839,900

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		2,634,000	2,792,040

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,065,000	4,005,594

Mead Products, LLC/ACCO Brands Corp. 144A company
guaranty sr. unsec notes 6 3/4s, 2020		320,000	328,800

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		410,000	436,138

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		180,000	198,900

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		2,555,000	2,401,700

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		1,550,000	1,619,750

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Capital goods cont.
Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)	$1,865,000	$1,873,953

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019	580,000	595,950

Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	635,000	609,600

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 9 7/8s, 2019	525,000	523,688

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/2s,
2021 (New Zealand)	440,000	408,100

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A
company guaranty sr. notes 7 3/4s, 2016	780,000	822,900

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. notes 7 7/8s, 2019	985,000	1,039,175

Reynolds Group Issuer, Inc./Reynolds Group Issuer,
LLC/Reynolds Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019	940,000	935,300

Ryerson Holding Corp. sr. disc. notes zero %, 2015	1,795,000	973,788

Ryerson, Inc. company guaranty sr. notes 12s, 2015	3,140,000	3,202,800

Silgan Holdings, Inc. 144A sr. notes 5s, 2020	455,000	453,863

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	625,000	671,875

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	1,240,000	1,317,500

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016	775,000	868,000

Terex Corp. sr. unsec. sub. notes 8s, 2017	1,774,000	1,805,045

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	2,390,000	2,437,800

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017	1,005,000	1,025,100

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	1,595,000	1,754,500

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	1,900,000	2,018,750

		53,308,774
Coal (1.7%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	460,000	412,850

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	1,370,000	1,229,575

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	540,000	461,700

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	1,420,000	1,217,650

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	4,055,000	4,055,000

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	1,835,000	1,839,588

James River Coal Co. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2019	325,000	178,750

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	2,635,000	2,918,262

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	150,000	151,125

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	2,470,000	2,463,825

		14,928,325

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Commercial and consumer services (1.9%)
ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		$360,000	$368,104

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		570,000	594,225

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		3,685,000	4,081,138

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		2,258,000	2,348,320

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		1,360,000	1,414,400

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		1,810,000	1,696,875

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		585,000	538,930

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		2,430,000	2,223,450

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		1,035,000	1,035,000

TransUnion Holding Co., Inc. 144A sr. notes 9 5/8s, 2018 ‡‡		460,000	481,850

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		840,000	300,300

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		65,000	45,338

Travelport, LLC 144A sr. notes 6.47s, 2016 ‡‡		1,312,068	947,968

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		1,200,000	774,000

			16,849,898
Consumer (0.9%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		605,000	654,913

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	250,000	316,488

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020		$1,240,000	1,314,400

Spectrum Brands Holdings, Inc. Company
guaranty sr. notes 9 1/2s, 2018		1,565,000	1,729,325

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018		690,000	762,450

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		1,330,000	1,346,625

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		1,590,000	1,593,975

			7,718,176
Consumer staples (6.5%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		470,000	513,475

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		1,530,000	1,661,962

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		1,475,000	1,515,563

Avis Budget Car Rental, LLC 144A company
guaranty sr. unsec. unsub. notes 8 1/4s, 2019		430,000	445,050

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		550,000	620,812

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		915,000	931,012

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		898,374	967,997

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		1,040,000	878,800

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015		74,494	62,389

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Consumer staples cont.
Claire’s Stores, Inc. 144A sr. notes 9s, 2019		$1,380,000	$1,380,000

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		1,935,000	2,182,922

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		735,000	780,938

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		2,270,000	2,445,925

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		1,730,000	1,859,750

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		640,000	703,600

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		1,830,000	1,905,487

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		640,000	620,800

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		3,436,000	3,732,354

Dole Food Co. sr. notes 13 7/8s, 2014		441,000	502,740

Dole Food Co. 144A sr. notes 8s, 2016		841,000	879,895

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		1,415,000	1,544,118

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		570,000	593,513

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	1,450,000	1,907,636

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$585,000	663,975

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		540,000	515,700

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		2,265,000	2,089,463

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020		975,000	999,375

Libbey Glass, Inc. sr. notes 10s, 2015		84,000	89,461

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020		865,000	867,163

Michael Foods, Inc. company guaranty sr. unsec
notes 9 3/4s, 2018		715,000	773,988

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		1,120,000	1,139,600

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		1,840,000	2,005,600

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		1,400,000	1,501,500

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		515,000	581,950

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		1,340,000	1,326,600

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		2,370,000	2,275,200

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		445,000	486,719

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020		1,380,000	1,324,800

Service Corporation International sr. notes 7s, 2019		660,000	696,300

Service Corporation International sr. notes 7s, 2017		205,000	228,063

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016		2,005,000	2,170,413

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		2,325,000	2,673,750

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Consumer staples cont.
Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	$1,125,000	$1,153,124

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	1,510,000	1,728,950

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	2,480,000	2,684,625

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	725,000	755,813

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,240,000	1,243,100

		58,611,970
Distributors (0.1%)
HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019	1,145,000	1,196,525

		1,196,525
Energy (oil field) (1.0%)
FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	1,550,000	1,534,500

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	1,420,000	1,425,325

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	365,000	364,544

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	2,285,000	2,433,525

Offshore Group Investments, Ltd. 144A company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	2,080,000	2,215,200

SESI, LLC 144A sr. unsec. notes 7 1/8s, 2021	760,000	828,400

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	325,000	341,250

		9,142,744
Entertainment (0.8%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	2,835,000	3,047,625

Carmike Cinemas, Inc. 144A company
guaranty sr. notes 7 3/8s, 2019	820,000	844,600

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	255,000	282,413

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	160,000	174,000

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	805,000	861,350

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	2,015,000	2,191,312

		7,401,300
Financials (8.4%)
ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 6.523s, Perpetual maturity	2,605,000	2,246,812

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	1,060,000	924,850

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	1,385,000	1,357,300

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,235,000	1,267,158

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	1,825,000	1,952,750

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	795,000	896,362

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	2,620,000	2,875,450

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	$575,000	$575,000

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.688s, 2014	821,000	786,466

Ally Financial, Inc. unsec. sub. notes 8s, 2018	905,000	977,400

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068	1,900,000	1,973,625

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	425,000	426,063

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	1,365,000	1,366,706

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	885,000	942,525

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	1,040,000	1,175,200

CIT Group, Inc. sr. unsec. unsub notes 5 3/8s, 2020	1,145,000	1,099,200

CIT Group, Inc. sr. unsec. unsub notes 5s, 2017	915,000	898,988

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	1,505,000	1,482,425

CIT Group, Inc. 144A bonds 7s, 2017	4,268,780	4,263,443

CIT Group, Inc. 144A bonds 7s, 2016	777,000	776,029

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	1,290,000	1,338,375

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	1,375,000	1,337,188

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	680,000	683,400

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	1,015,000	1,075,900

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	1,675,000	1,654,062

Dresdner Funding Trust I 144A bonds 8.151s, 2031	2,550,000	2,001,750

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,040,000	1,055,600

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	960,000	1,101,600

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, Perpetual maturity (Jersey)	2,085,000	1,292,700

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	1,650,000	1,511,873

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	650,000	474,500

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	555,000	561,243

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	3,215,000	3,403,880

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	155,000	155,000

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	630,000	618,975

iStar Financial, Inc. 144A sr. unsec. notes 9s, 2017 R	1,255,000	1,211,075

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	200,000	223,500

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	970,000	945,750

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	195,000	173,550

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R	640,000	659,200

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	$915,000	$912,712

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	810,000	895,050

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	410,000	426,400

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	400,000	400,880

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	1,215,000	1,245,375

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	685,000	700,412

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	1,265,000	1,277,650

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	2,270,000	2,349,450

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	790,000	707,050

Regions Bank unsec. sub. notes 7 1/2s, 2018	850,000	952,000

Regions Financing Trust II company guaranty jr. unsec.
sub. bonds FRB 6 5/8s, 2047	1,150,000	1,068,063

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	2,855,000	2,662,287

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, Perpetual maturity (United Kingdom)	3,450,000	2,622,000

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s,
2022 (United Kingdom)	430,000	434,773

SLM Corp. sr. notes Ser. MTN, 8s, 2020	885,000	905,817

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	3,495,000	3,687,225

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017	4,215,000	3,308,775

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI,
4 7/8s, 2012	815,000	810,925

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.342s, 2014	330,000	301,125

		75,410,842
Gaming and lottery (3.0%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	1,960,000	2,048,200

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	3,262,000	2,201,850

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2015	435,000	378,450

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	5,590,000	5,939,375

CCM Merger, Inc. 144A company guaranty sr. unsec
notes 9 1/8s, 2019	1,150,000	1,152,875

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	2,639,000	2,619,208

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	1,145,000	1,157,880

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	1,995,000	149,625

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Gaming and lottery cont.
MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		$3,859,200	$3,897,791

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		385,000	424,462

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		410,000	444,850

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		1,825,000	2,039,438

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		885,000	961,330

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		3,086,000	3,278,875

			26,694,209
Health care (6.5%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		1,200,000	1,248,000

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		1,980,000	2,106,225

Biomet, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		200,000	212,000

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		1,785,000	1,785,000

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	1,690,000	2,200,355

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		$1,840,000	1,879,100

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	610,000	756,800

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$3,110,000	3,063,350

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		415,000	420,188

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		2,070,000	2,251,125

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		1,285,000	1,310,700

Endo Health Solutions, Inc. company guaranty sr. unsec
notes 7s, 2019		895,000	935,275

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,315,000	1,305,138

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		1,505,000	1,600,944

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		335,000	365,150

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		2,865,000	3,162,243

HCA, Inc. sr. notes 6 1/2s, 2020		5,315,000	5,587,393

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		1,450,000	1,511,625

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		2,730,000	2,784,600

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec notes 8 3/8s, 2019		1,950,000	1,833,000

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019		1,675,000	1,783,875

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018		3,310,000	3,343,100

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		1,610,000	1,432,900

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Health care cont.
Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	$1,515,000	$1,605,900

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	975,000	1,028,625

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	2,220,000	2,214,450

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	577,149	582,920

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	1,135,000	1,203,100

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	560,000	638,400

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	775,000	862,188

Tenet Healthcare Corp. 144A company guaranty notes
6 1/4s, 2018	2,850,000	2,878,500

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	1,140,000	1,182,750

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	250,000	241,875

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	1,480,000	1,461,500

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 1/2s, 2016	1,185,000	1,208,700

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	580,000	580,000

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	59,000	40,858

		58,607,852
Homebuilding (1.4%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	1,325,000	1,222,313

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	190,000	157,700

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	540,000	448,200

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	340,000	310,250

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,450,000	2,480,625

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	2,070,000	2,214,900

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	995,000	957,688

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	2,240,000	1,982,400

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	350,000	350,875

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	215,000	204,250

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	525,000	539,438

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	1,255,000	1,292,650

		12,161,289
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	699,000	758,422

		758,422

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Lodging/Tourism (1.6%)
CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡		$2,204,651	$2,358,976

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016		800,000	828,000

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		2,324,000	2,649,360

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		2,115,000	2,120,288

MGM Resorts International company guaranty sr. notes 9s, 2020		140,000	153,300

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016		535,000	537,675

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015		1,985,000	2,038,347

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022		915,000	915,000

MGM Resorts International sr. notes 10 3/8s, 2014		260,000	292,500

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019		1,440,000	1,522,800

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		745,000	785,975

			14,202,221
Media (0.4%)
Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015		1,405,000	1,131,025

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018		2,154,000	2,315,550

			3,446,575
Miscellaneous (0.1%)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		1,295,000	1,307,950

			1,307,950
Oil and gas (9.8%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		230,000	287,174

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		1,035,000	1,173,045

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040		690,000	789,962

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		670,000	356,775

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		1,020,000	1,055,700

Aurora USA Oil & Gas Inc. 144A sr. notes 9 7/8s, 2017		925,000	971,250

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018		3,729,000	3,896,805

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020		1,235,000	1,373,938

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		1,700,000	1,802,000

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017		220,000	209,000

Chesapeake Energy Corp. company guaranty sr. unsec. bond
6 1/4s, 2017	EUR	485,000	540,104

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		$1,625,000	1,714,375

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019		605,000	574,750

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Oil and gas cont.
Chesapeake Midstream Partners LP/CHKM Finance Corp. company
guaranty sr. unsec notes 5 7/8s, 2021	$580,000	$553,900

Chesapeake Midstream Partners LP/CHKM Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	500,000	475,000

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	1,650,000	1,427,250

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	1,090,000	1,062,750

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	1,570,000	1,636,725

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022	730,000	717,225

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	675,000	627,750

Continental Resources, Inc. 144A company guaranty sr. unsec
notes 5s, 2022	1,550,000	1,538,375

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	3,130,000	3,286,500

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec notes 7 1/8s, 2022	555,000	550,837

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	330,000	358,875

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	1,240,000	1,339,200

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	825,000	849,750

Encore Acquisition Co. company
guaranty sr. sub. notes 9 1/2s, 2016	285,000	310,650

Everest Acquisition LLC/Everest Acquisition Finance, Inc.
144A sr. notes 6 7/8s, 2019	625,000	640,625

Everest Acquisition LLC/Everest Acquisition Finance, Inc.
144A sr. unsec. notes 9 3/8s, 2020	2,685,000	2,752,125

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	3,565,000	2,994,600

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	1,370,000	1,417,950

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	860,000	769,700

Forbes Energy Services Ltd. company guaranty sr. unsec
notes 9s, 2019	1,045,000	969,237

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	2,380,000	2,261,000

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	140,000	135,100

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	1,820,000	1,820,000

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	1,345,000	1,345,000

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	2,480,000	2,554,400

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	2,130,000	2,364,300

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Oil and gas cont.
Laredo Petroleum, Inc. 144A company guaranty sr. unsec
notes 7 3/8s, 2022	$555,000	$567,488

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	650,000	617,500

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	1,350,000	1,377,000

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	1,980,000	1,524,600

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	300,000	306,750

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	695,000	731,488

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	381,600

Northern Oil and Gas, Inc. 144A company guaranty sr. unsec
notes 8s, 2020	1,390,000	1,383,050

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	2,660,000	2,699,900

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	2,555,000	2,746,625

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 7 5/8s, 2018	300,000	315,750

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	2,525,000	2,499,750

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	565,000	552,288

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,265,000	1,296,625

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	640,000	691,200

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	640,000	614,400

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	2,400,000	2,610,000

Sabine Pass LNG LP notes 7 1/2s, 2016	2,625,000	2,775,938

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	3,415,000	3,397,925

SandRidge Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2016	570,000	621,300

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	40,000	38,800

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	3,285,000	3,285,000

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	715,000	736,450

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	690,000	705,525

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	415,000	413,963

Whiting Petroleum Corp. company guaranty 7s, 2014	1,245,000	1,319,700

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,113,000	1,409,662

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	335,000	435,017

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	555,000	534,187

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	2,070,000	2,051,887

		88,145,070
Publishing (0.2%)
Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	1,820,000	1,647,100

		1,647,100

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	$2,605,000	$2,422,650

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	655,000	668,100

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	535,000	553,725

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	1,295,000	1,298,238

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	905,000	934,412

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	570,000	624,150

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	1,160,000	1,180,300

		7,681,575
Retail (3.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	995,000	1,049,725

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022	1,155,000	1,131,900

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	505,000	545,400

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	450,000	453,375

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	2,830,000	1,952,700

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec notes 10s, 2019	1,475,000	1,522,937

J Crew Group, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2019	780,000	782,925

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	1,300,000	1,391,000

Limited Brands, Inc. sr. notes 5 5/8s, 2022	685,000	690,993

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	1,455,000	1,683,123

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2015	545,000	641,075

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	2,205,000	2,342,835

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	1,890,000	1,847,475

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	345,000	360,960

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	2,240,000	2,318,400

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	870,000	935,250

QVC Inc. 144A sr. notes 7 1/2s, 2019	1,280,000	1,392,000

QVC Inc. 144A sr. notes 7 3/8s, 2020	885,000	964,650

Sears Holdings Corp. company guaranty 6 5/8s, 2018	775,000	665,530

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	365,000	364,088

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	1,420,000	1,460,825

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	2,040,000	2,218,500

		26,715,666

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Technology (4.8%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	$200,000	$214,500

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	2,535,000	2,718,788

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	1,670,000	1,148,125

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015	170,000	140,250

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	1,095,000	903,375

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,075,000	1,857,125

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	2,281,350	2,087,435

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,760,000	1,592,800

Epicor Software Corp. company guaranty sr. unsec
notes 8 5/8s, 2019	840,000	842,100

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	880,000	974,600

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	590,000	642,363

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	2,625,000	2,474,063

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	1,888,138	1,878,697

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	2,160,000	1,879,200

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	2,850,000	2,764,500

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	1,195,000	1,195,000

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	1,409,000	1,507,630

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	654,000	698,145

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	2,692,000	2,833,330

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	155,000	160,038

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	630,000	674,100

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	75,000	78,844

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	540,000	576,450

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	899,000	714,705

Lawson Software, Inc. 144A sr. notes 11 1/2s, 2018	1,160,000	1,273,100

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019	870,000	896,100

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	2,230,000	2,514,325

Seagate HDD Cayman company guaranty sr. unsec notes 7s,
2021 (Cayman Islands)	1,055,000	1,107,750

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	905,000	975,138

SunGard Data Systems, Inc. company guaranty sr. unsec. Sub.
notes 10 1/4s, 2015	1,817,000	1,866,968

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	960,000	984,000

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	1,930,000	2,069,925

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	356,000	378,250

		42,621,719

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Telecommunications (6.9%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	$710,000	$546,700

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,205,000	1,051,363

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	525,000	455,438

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	570,000	612,038

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	925,000	943,500

Digicel Group, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)	775,000	749,813

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,195,000	1,200,975

Equinix, Inc. sr. unsec. notes 7s, 2021	940,000	1,005,800

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	1,750,000	1,776,250

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	2,005,000	2,075,175

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	1,170,000	1,170,000

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec notes 7 1/4s, 2020 (Bermuda)	1,150,000	1,141,375

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	6,271,093	6,161,349

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	3,165,000	3,109,613

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	1,130,000	1,098,925

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	780,000	805,350

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	1,035,000	1,099,688

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019	270,000	270,000

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes FRN 8 5/8s, 2020	1,210,000	1,234,200

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	2,325,000	2,359,875

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	615,000	601,163

Nextel Communications, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2014	1,316,000	1,309,420

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	685,000	712,400

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	400,000	370,000

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	2,385,000	2,009,363

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	915,000	983,625

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	2,320,000	2,546,200

Qwest Corp. notes 6 3/4s, 2021	1,735,000	1,940,940

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,135,000	1,227,689

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Telecommunications cont.
SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		$800,000	$868,000

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		887,000	946,873

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,150,000	2,338,875

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,715,000	2,606,400

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		3,125,000	2,859,375

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		2,960,000	3,196,800

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017		1,315,000	1,305,138

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	795,000	822,815

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$1,415,000	1,209,825

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)		550,000	467,500

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡		554,711	410,486

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		505,000	523,938

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		2,290,000	2,438,850

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		925,000	927,313

			61,490,415
Telephone (0.4%)
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		2,575,000	2,356,125

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		1,460,000	1,540,300

			3,896,425
Textiles (0.2%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		1,110,000	1,133,588

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		980,000	1,074,325

			2,207,913
Transportation (1.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)		2,810,000	2,866,200

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018		635,000	647,700

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		2,265,000	2,298,975

CHC Helicopter SA 144A company guaranty sr. notes 9 1/4s,
2020 (Canada)		2,050,000	1,988,500

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018		2,475,000	2,660,625

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		1,685,000	867,775

			11,329,775
Utilities and power (3.9%)
AES Corp. (The) sr. unsec. notes 8s, 2020		520,000	585,000

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,855,000	2,059,050

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Utilities and power cont.
AES Corp. (The) 144A sr. notes 7 3/8s, 2021	$935,000	$1,009,800

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	1,440,000	1,530,000

Calpine Corp. 144A sr. notes 7 1/4s, 2017	2,707,000	2,855,885

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	1,430,000	1,686,982

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	975,000	1,060,313

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	2,090,000	2,225,850

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	2,430,000	1,470,150

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	755,000	402,038

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	1,105,000	643,663

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,035,000	545,963

Edison Mission Energy sr. unsec. notes 7s, 2017	45,000	24,075

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	972,500

El Paso Corp. sr. unsec. notes 7s, 2017	1,160,000	1,301,912

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	793,125

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	560,000	595,000

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	1,870,000	2,014,925

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	1,995,000	2,154,600

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	405,000	342,225

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,330,000	2,155,250

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	353,400

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	230,000	249,550

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	655,000	673,013

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	4,195,000	4,037,688

NRG Energy, Inc. company guaranty sr. unsec. notes 7 5/8s, 2018	260,000	259,350

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	935,000	1,026,146

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	166,000	192,145

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	305,000	383,750

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	1,660,000	547,800

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	2,806,928	515,773

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	745,000	499,150

		35,166,071

Total corporate bonds and notes (cost $779,824,766)		$782,585,725

SENIOR LOANS (5.4%)* [c]	Principal amount	Value

Basic materials (0.1%)
INEOS Group Holdings, Ltd. bank term loan FRN Ser. B,
6 1/2s, 2018 (United Kingdom)	$655,000	$638,216

		638,216
Broadcasting (0.5%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.639s, 2014	684,065	612,482

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.889s, 2016	2,019,084	1,572,001

SENIOR LOANS (5.4%)* [c] cont.	Principal amount	Value

Broadcasting cont.
Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	$1,000,000	$998,750

Univision Communications, Inc. bank term loan FRN 4.489s,2017	1,725,281	1,581,435

		4,764,668
Capital goods (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	845,000	849,225

		849,225
Commercial and consumer services (0.2%)
Compucom Systems, Inc. bank term loan FRN 3.74s, 2014	378,864	369,392

Travelport, LLC bank term loan FRN 11s, 2015	215,000	214,261

Travelport, LLC bank term loan FRN Ser. B, 4.968s, 2015	661,585	594,599

Travelport, LLC bank term loan FRN Ser. S, 4.97s, 2015	208,415	187,313

		1,365,565
Consumer cyclicals (0.7%)
Caesars Entertainment Corp. bank term loan FRN Ser. B,
9 1/4s, 2017	500,000	488,125

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.49s, 2014	1,112,417	1,007,134

Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	74,624	74,406

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.24s, 2014	647,767	199,459

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.24s, 2014	241,704	74,425

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014 ‡‡	747,694	708,752

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014 ‡‡	425,608	403,441

Goodman Global, Inc. bank term loan FRN 9s, 2017	1,546,364	1,563,760

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	1,130,000	1,111,108

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014	1,239,169	801,517

		6,432,127
Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan FRN 3.056s, 2014	1,072,033	997,722

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	486,325	475,991

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	1,895,000	1,885,525

Prestige Brands, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	189,962	190,041

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	1,712,063	1,699,222

Rite Aid Corp. bank term loan FRN Ser. B, 1.994s, 2014	113,423	110,984

		5,359,485
Energy (0.1%)
EP Energy, LLC bank term loan FRN 6 1/2s, 2018	100,000	99,938

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	1,376,586	1,226,145

		1,326,083
Financials (0.9%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	1,210,000	1,110,680

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	465,318	463,185

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017	789,750	775,929

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017	625,000	626,042

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	1,265,000	1,261,310

Lone Star Intermediate Super Holdings, LLC bank term loan
FRN 11s, 2019	1,255,000	1,271,733

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	2,365,000	2,381,259

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.969s, 2017	423,476	418,442

		8,308,580

SENIOR LOANS (5.4%)* [c] cont.	Principal amount	Value

Gaming and lottery (0.5%)
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B, 9 1/2s, 2016	$483,863	$489,373

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.489s, 2018	1,731,000	1,526,062

CCM Merger, Inc. bank term loan FRN Ser. B, 6s, 2017	2,090,876	2,069,967

		4,085,402
Health care (0.7%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	1,746,471	1,729,007

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	1,552,986	1,528,139

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	1,039,500	1,020,009

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	1,132,163	1,132,446

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡	500,000	503,125

		5,912,726
Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	2,600,000	2,643,875

		2,643,875
Oil and gas (0.2%)
Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	1,355,000	1,320,109

		1,320,109
Retail (—%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 6 1/4s, 2017	409,118	407,413

		407,413
Technology (0.1%)
Lawson Software, Inc. bank term loan FRN Ser. B, 5 3/4s, 2018	1,125,000	1,122,540

		1,122,540
Utilities and power (0.4%)
Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	442,775	455,320

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	109,450	110,727

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.741s, 2017	5,958,299	3,464,006

		4,030,053

Total senior loans (cost $52,311,253)		$48,566,067

CONVERTIBLE BONDS AND NOTES (0.7%)*	Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$758,000	$705,888

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017	860,000	881,844

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	700,000	1,014,125

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	1,895,000	1,667,600

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	373,000	387,920

TRW Automotive, Inc. cv. company guaranty sr. unsec.
notes 3 1/2s, 2015	550,000	831,710

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	489,000	634,172

Total convertible bonds and notes (cost $5,284,765)		$6,123,259

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value

Neon Capital, Ltd. 144A limited recourse notes Ser. 97,
1.105s, 2013 (Cayman Islands) F	$6,684,836	$1,821,957

Total asset-backed securities (cost $519,956)		$1,821,957

SHORT-TERM INVESTMENTS (5.0%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.12% [e]	40,707,581	$40,707,581

SSgA Prime Money Market Fund 0.10% P	330,000	330,000

Straight-A Funding, LLC asset-backed commercial paper
with an effective yield of 0.178%, June 15, 2012	$2,500,000	2,499,825

U.S. Treasury Bills with an effective yield of 0.068%,
July 26, 2012	1,083,000	1,082,859

Total short-term investments (cost $44,620,265)		$44,620,265

TOTAL INVESTMENTS

Total investments (cost $882,561,005)		$883,717,273

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2011 through May 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $895,633,346.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $15,702,417) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

	Bank of America, N.A.

	Canadian Dollar	Sell	6/20/12	$483,897	$505,121	$21,224

	Euro	Sell	6/20/12	3,589,815	3,844,344	254,529

	Barclays Bank PLC

	Euro	Sell	6/20/12	956,006	1,024,497	68,491

	Citibank, N.A.

	Euro	Sell	6/20/12	226,296	242,563	16,267

	Credit Suisse AG

	Euro	Sell	6/20/12	1,280,982	1,372,236	91,254

	Goldman Sachs International

	Euro	Sell	6/20/12	1,500,105	1,606,314	106,209

HSBC Bank USA, National Association

	Euro	Sell	6/20/12	557,578	596,392	38,814

	JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	6/20/12	510,511	533,421	22,910

	Euro	Sell	6/20/12	1,586,419	1,693,813	107,394

	Royal Bank of Scotland PLC (The)

	Euro	Sell	6/20/12	245,834	263,340	17,506

	State Street Bank and Trust Co.

	Euro	Sell	6/20/12	2,418,643	2,576,073	157,430

	UBS AG

	Euro	Sell	6/20/12	1,113,919	1,193,506	79,587

	Westpac Banking Corp.

	Canadian Dollar	Sell	6/20/12	240,110	250,797	10,687

	Total					$992,302

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$1,821,957

Convertible bonds and notes	—	6,123,259	—

Corporate bonds and notes	—	782,585,723	2

Senior loans	—	48,566,067	—

Short-term investment fund	41,037,581	3,582,684	—

Totals by level	$41,037,581	$840,857,733	$1,821,959

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$992,302	$—

Totals by level	$—	$992,302	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $841,853,424)	$843,009,692
Affiliated issuers (identified cost $40,707,581) (Notes 1 and 6)	40,707,581

Cash	1,667,195

Dividends, interest and other receivables	17,548,902

Receivable for shares of the fund sold	1,467,230

Receivable for investments sold	801,060

Unrealized appreciation on forward currency contracts (Note 1)	992,302

Total assets	906,193,962

LIABILITIES

Distributions payable to shareholders	194

Payable for investments purchased	6,729,234

Payable for shares of the fund repurchased	2,027,757

Payable for compensation of Manager (Note 2)	443,242

Payable for investor servicing fees (Note 2)	238,709

Payable for custodian fees (Note 2)	10,822

Payable for Trustee compensation and expenses (Note 2)	228,250

Payable for administrative services (Note 2)	3,847

Payable for distribution fees (Note 2)	347,051

Collateral on certain derivative contracts, at value (Note 1)	330,000

Other accrued expenses	201,510

Total liabilities	10,560,616

Net assets	$895,633,346

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$1,071,065,947

Undistributed net investment income (Note 1)	3,763,771

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(181,325,853)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,129,481

Total — Representing net assets applicable to capital shares outstanding	$895,633,346

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($584,221,579 divided by 100,037,506 shares)	$5.84

Offering price per class A share (100/96.00 of $5.84)*	$6.08

Net asset value and offering price per class B share ($11,723,896 divided by 2,047,643 shares)**	$5.73

Net asset value and offering price per class C share ($23,898,277 divided by 4,186,494 shares)**	$5.71

Net asset value and redemption price per class M share
($125,717,901 divided by 21,533,201 shares)	$5.84

Offering price per class M share (100/96.75 of $5.84)†	$6.04

Net asset value, offering price and redemption price per class R share
($22,105,825 divided by 3,786,647 shares)	$5.84

Net asset value, offering price and redemption price per class Y share
($127,965,868 divided by 21,181,811 shares)	$6.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/12 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $7,843) (including interest income of $14,601 from investments
in affiliated issuers) (Note 6)	$34,696,553

Total investment income	34,696,553

EXPENSES

Compensation of Manager (Note 2)	2,518,024

Investor servicing fees (Note 2)	702,401

Custodian fees (Note 2)	13,664

Trustee compensation and expenses (Note 2)	38,800

Administrative services (Note 2)	15,448

Distribution fees — Class A (Note 2)	707,148

Distribution fees — Class B (Note 2)	50,756

Distribution fees — Class C (Note 2)	104,164

Distribution fees — Class M (Note 2)	328,959

Distribution fees — Class R (Note 2)	50,758

Other	202,678

Total expenses	4,732,800

Expense reduction (Note 2)	(596)

Net expenses	4,732,204

Net investment income	29,964,349

Net realized gain on investments (Notes 1 and 3)	3,435,629

Net realized gain on swap contracts (Note 1)	90,900

Net realized gain on foreign currency transactions (Note 1)	342,420

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	730,596

Net unrealized appreciation of investments and swap contracts during the period	28,492,888

Net gain on investments	33,092,433

Net increase in net assets resulting from operations	$63,056,782

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/12*	Year ended 11/30/11

Operations:
Net investment income	$29,964,349	$59,094,138

Net realized gain on investments
and foreign currency transactions	3,868,949	15,702,725

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	29,223,484	(53,516,160)

Net increase in net assets resulting from operations	63,056,782	21,280,703

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(20,809,099)	(39,484,973)

Class B	(343,248)	(520,121)

Class C	(705,725)	(779,513)

Class M	(4,744,156)	(10,977,830)

Class R	(717,335)	(1,090,288)

Class Y	(4,660,539)	(7,412,853)

Increase in capital from settlement payments (Note 8)	—	423,611

Redemption fees (Note 1)	9,959	90,811

Increase from capital share transactions (Note 4)	68,894,219	9,237,077

Total increase (decrease) in net assets	99,980,858	(29,233,376)

NET ASSETS

Beginning of period	795,652,488	824,885,864

End of period (including undistributed net investment
income of $3,763,771 and $5,779,524, respectively)	$895,633,346	$795,652,488

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
May 31, 2012**	$5.62	.20	.24	.44	(.22)	(.22)	—	—	$5.84	7.85*	$584,222	.52 *	3.44 *	25 *
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	—	— [f]	5.62	2.58	510,880	1.04	7.25	57
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—	—	5.90	14.10	535,054	1.05 [e]	7.66 [e]	71
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	—	5.56	50.64	479,094	1.13 [e]	8.13 [e]	59
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	—	4.05	(27.33)	292,694	1.10 [e]	7.63 [e]	34
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	—	6.05	4.50	373,890	1.08 [e]	7.04 [e]	48

Class B
May 31, 2012**	$5.52	.17	.24	.41	(.20)	(.20)	—	—	$5.73	7.44*	$11,724	.90 *	3.03 *	25 *
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	—	— [f]	5.52	1.84	8,076	1.79	6.50	57
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—	—	5.80	13.28	7,520	1.80 [e]	6.93 [e]	71
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	—	5.47	49.61	9,033	1.88 [e]	7.41 [e]	59
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	—	3.99	(27.84)	6,036	1.85 [e]	6.86 [e]	34
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	—	5.96	3.58	11,407	1.83 [e]	6.29 [e]	48

Class C
May 31, 2012**	$5.50	.17	.24	.41	(.20)	(.20)	—	—	$5.71	7.46*	$23,898	.90 *	3.03 *	25 *
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	—	— [f]	5.50	1.90	15,915	1.79	6.49	57
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—	—	5.78	13.13	9,464	1.80 [e]	6.92 [e]	71
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	—	5.46	49.80	10,020	1.88 [e]	7.16 [e]	59
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	—	3.98	(27.87)	684	1.85 [e]	6.78 [e]	34
November 30, 2007†	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	—	5.95	(1.11)*	776	1.23 *[e]	4.29 *[e]	48

Class M
May 31, 2012**	$5.62	.20	.23	.43	(.21)	(.21)	—	—	$5.84	7.74*	$125,718	.65 *	3.32 *	25 *
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	130,758	1.29	7.00	57
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—	—	5.90	13.65	164,632	1.30 [e]	7.42 [e]	71
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	—	5.57	50.52	178,550	1.38 [e]	7.97 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.50)	155,249	1.35 [e]	7.36 [e]	34
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	—	6.05	4.11	275,959	1.33 [e]	6.79 [e]	48

Class R
May 31, 2012**	$5.62	.19	.24	.43	(.21)	(.21)	—	—	$5.84	7.74*	$22,106	.65 *	3.29 *	25 *
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	16,209	1.29	6.98	57
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—	—	5.90	13.86	11,085	1.30 [e]	7.34 [e]	71
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	—	5.56	50.32	4,728	1.38 [e]	7.63 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.46)	680	1.35 [e]	8.31 [e]	34
November 30, 2007†	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	—	6.05	(.57)*	1	.89 *[e]	4.62 *[e]	48

Class Y
May 31, 2012**	$5.81	.22	.23	.45	(.22)	(.22)	—	—	$6.04	7.87*	$127,966	.40 *	3.56 *	25 *
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	—	— [f]	5.81	2.88	113,815.79		7.49	57
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—	—	6.08	14.49	97,130	.80 [e]	7.87 [e]	71
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	—	5.71	50.98	66,691	.88 [e]	8.35 [e]	59
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	—	4.15	(27.21)	33,660	.85 [e]	7.94 [e]	34
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	—	6.19	4.78	50,146	.83 [e]	7.27 [e]	48

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	0.01%

November 30, 2009	0.09

November 30, 2008	0.02

November 30, 2007	<0.01

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from December 1, 2011 through May 31, 2012.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income with capital growth as a secondary objective when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S.  companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge market credit risk.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,400,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2011, the fund had a capital loss carryover of $185,184,027 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$95,929,758	$—	$95,929,758	November 30, 2012

8,720,272	—	8,720,272	November 30, 2014

21,153,748	—	21,153,748	November 30, 2016

59,380,249	—	59,380,249	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $882,571,780, resulting in gross unrealized appreciation and depreciation of $33,538,876 and $32,393,383, respectively, or net unrealized appreciation of $1,145,493.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $596 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $692, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $50,120 and $199 from the sale of class A and class M shares, respectively, and received $7,487 and $574 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $56 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $226,726,068 and $204,500,297, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/12		Year ended 11/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	16,513,252	$96,636,827	31,716,690	$186,377,117

Shares issued in connection with
reinvestment of distributions	3,013,099	17,559,609	5,518,193	32,561,824

	19,526,351	114,196,436	37,234,883	218,938,941

Shares repurchased	(10,359,095)	(60,765,916)	(37,041,355)	(217,782,415)

Net increase	9,167,256	$53,430,520	193,528	$1,156,526

	Six months ended 5/31/12		Year ended 11/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	815,181	$4,714,289	733,560	$4,262,414

Shares issued in connection with
reinvestment of distributions	43,147	246,826	59,583	344,477

	858,328	4,961,115	793,143	4,606,891

Shares repurchased	(274,423)	(1,586,560)	(626,545)	(3,666,745)

Net increase	583,905	$3,374,555	166,598	$940,146

	Six months ended 5/31/12		Year ended 11/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,583,032	$9,089,679	1,927,302	$11,121,958

Shares issued in connection with
reinvestment of distributions	96,894	552,644	103,310	593,405

	1,679,926	9,642,323	2,030,612	11,715,363

Shares repurchased	(386,321)	(2,225,698)	(773,873)	(4,450,044)

Net increase	1,293,605	$7,416,625	1,256,739	$7,265,319

	Six months ended 5/31/12		Year ended 11/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	241,529	$1,428,176	300,112	$1,767,025

Shares issued in connection with
reinvestment of distributions	26,245	152,792	51,102	301,599

	267,774	1,580,968	351,214	2,068,624

Shares repurchased	(1,992,845)	(11,701,318)	(4,979,524)	(29,615,987)

Net decrease	(1,725,071)	$(10,120,350)	(4,628,310)	$(27,547,363)

	Six months ended 5/31/12		Year ended 11/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	1,246,310	$7,298,450	2,150,158	$12,830,531

Shares issued in connection with
reinvestment of distributions	123,056	717,335	184,638	1,088,241

	1,369,366	8,015,785	2,334,796	13,918,772

Shares repurchased	(466,469)	(2,742,622)	(1,328,919)	(7,830,007)

Net increase	902,897	$5,273,163	1,005,877	$6,088,765

	Six months ended 5/31/12		Year ended 11/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,746,512	$22,702,053	11,775,479	$71,189,142

Shares issued in connection with
reinvestment of distributions	545,560	3,287,990	1,016,265	6,188,538

	4,292,072	25,990,043	12,791,744	77,377,680

Shares repurchased	(2,707,987)	(16,470,337)	(9,171,417)	(56,043,996)

Net increase	1,584,085	$9,519,706	3,620,327	$21,333,684

At the close of the reporting period, a shareholder of record owned 6.4% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period.

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$992,302	Payables	$—

Total		$992,302		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$90,900	$90,900

Foreign exchange contracts	372,821	—	372,821

Total	$372,821	$90,900	$463,721

Change in unrealized appreciation or (depreciation) on derivatives recognized in income

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(37,856)	$(37,856)

Foreign exchange contracts	737,815	—	737,815

Total	$737,815	$(37,856)	$699,959

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $14,601 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $136,052,156 and $133,410,418, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $417,577 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $6,034 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk, and
One Post Office Square	Principal Executive Officer,	Assistant Treasurer
Boston, MA 02109	and Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President and Treasurer
State Street Bank	Vice President and
and Trust Company	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Legal Counsel	Janet C. Smith	Assistant Treasurer, and
Ropes & Gray LLP	Vice President,	Proxy Manager
Assistant Treasurer, and
Trustees	Principal Accounting Officer	Susan G. Malloy
Jameson A. Baxter, Chair		Vice President and
Ravi Akhoury	Robert R. Leveille	Assistant Treasurer
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill
Paul L. Joskow

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA032
275010 7/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 27, 2012